SUPPLEMENT DATED MAY 7, 2012
TO SUMMARY PROSPECTUS DATED MAY 7, 2012

INTEGRITY FUND OF FUNDS, INC.

Discontinuation of Exchange Privilege

Shareholders are generally entitled to 60 days' notice of material changes to and terminations of exchange privileges. The exchange privilege for shareholders of Integrity Fund of Funds, Inc. (the "Fund") will be discontinued as of August 1, 2012. As a result, as of August 1, 2012, shareholders of the Fund will not be able to exchange their Fund shares for shares of another Integrity/Viking fund. For further information, please see the "Special Services" section of the statutory Prospectus, as supplemented, and the "Purchase and Redemption of Shares—Additional Information on Purchases and Redemptions" section of the Statement of Additional Information, as supplemented.

***********************************************************************************

If you have questions or need assistance, please contact your registered representative or financial advisor directly or call the Fund's Shareholder Services Department at (800) 601-5593.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE